EXHIBIT 10.qq

THIRD AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT

THIS THIRD AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (the "Third Amendment") dated as of May 23, 1997 is to that Credit Agreement dated as of July 18, 1995 (as amended and modified hereby and as further amended and modified from time to time hereafter, the "Credit Agreement") by and among MACSAVER FINANCIAL SERVICES, INC., a Delaware corporation (the "Borrower"), HEILIG-MEYERS COMPANY, a Virginia corporation (the "Company"), the Lenders, WACHOVIA BANK OF GEORGIA, N.A., as Administrative Agent, NATIONSBANK, N.A., as Documentation Agent, and CRESTAR BANK and FIRST UNION NATIONAL BANK OF VIRGINIA, as Co-Agents. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Lenders have, pursuant to the terms of the Credit Agreement, made available to the Borrower a $400,000,000 credit facility for the purposes set forth therein;

WHEREAS, the Borrower has requested modification of a financial covenant; and

WHEREAS, the requested modifications require the consent of the Required
Lenders;

WHEREAS, the Required Lenders for and on behalf of the Lenders have agreed to the requested changes on the terms and conditions hereinafter set forth;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

A. The financial covenant in Section 7.9(b) of the Credit Agreement relating to the Fixed Charge Coverage Ratio is amended to read as follows:

(a) Fixed Charge Coverage Ratio. As of the end of each fiscal quarter, there shall be maintained a Fixed Charge Coverage Ratio of at least:

For fiscal quarters ending
  prior to May 31, 1996                              1.5:1.0

From the fiscal quarter ending
  May 31, 1996 through the
  fiscal quarter ending
  February 28, 1998                                  1.25:1.0

For fiscal quarters ending after
  February 28, 1998                                  1.5:1.0

B. The Company and the Borrower hereby certify that as of the date hereof:

(i) the representations and warranties contained in the Credit Agreement (other than those which expressly relate to a prior period) are true and correct in all material respects; and

(ii) No Default or Event of Default currently exists and is continuing.

C. The effectiveness of this Third Amendment is conditioned upon receipt by the Administrative Agent of the following:

(i) copies of this Third Amendment executed by the Company, the Borrower and the Required Lenders; and

(ii) an amendment fee of $200,000 (representing 5 b.p. on the total aggregate Revolving Committed Amount) for the ratable benefit of the Lenders.

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D. The Company  joins in the  execution of this Third  Amendment  for  purposes, among other things, of acknowledging and consenting to the terms of this Third Amendment and reaffirming its guaranty obligations under the Credit Agreement, as amended hereby.

E. The Company and the Borrower will execute such additional documents as are reasonably requested by the Administrative Agent to reflect the terms and conditions of this Third Amendment.

F. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits) remain in full force and effect.

G. The Company and the Borrower agree to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Third Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

H. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Third Amendment to produce or account for more than one such counterpart.

I. This Third Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to Credit Agreement to be duly executed under seal and delivered as of the date and year first above written.


BORROWER:
MACSAVER FINANCIAL SERVICES, INC.
a Delaware corporation

By                /s/ D.V. Bhavnagri
                  Dossi V. Bhavnagri,
                  Vice President

COMPANY:
HEILIG-MEYERS COMPANY,
a Virginia corporation


By                /s/ Roy B. Goodman
                  Roy B. Goodman,
                  Senior Vice President - Finance

ADMINISTRATIVE AGENT:


WACHOVIA BANK OF GEORGIA, N.A.,
in its capacity as Administrative Agent


By                /s/ [signature illegible]

Title             Assistant Vice President

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DOCUMENTATION
AGENT:                     NATIONSBANK, N.A.,
in its capacity as Documentation Agent


By                /s/ [signature illegible]

Title             Executive Vice President


CO-AGENTS:                 CRESTAR BANK,
in its capacity as Co-Agent


By                /s/ [signature illegible]

Title             Senior Vice President


FIRST UNION NATIONAL BANK OF VIRGINIA,
in its capacity as Co-Agent


By                /s/ [signature illegible]

Title             Senior Vice President


LENDERS:                   WACHOVIA BANK OF NORTH CAROLINA, N.A.

By                /s/ [signature illegible]

Title             Banking Officer


NATIONSBANK, N.A.


By                /s/ [signature illegible]

Title             Executive Vice President


CRESTAR BANK


By                /s/ [signature illegible]

Title             Senior Vice President


FIRST UNION NATIONAL BANK OF VIRGINIA


By                /s/ [signature illegible]

Title             Senior Vice President


BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION


By                /s/ [signature illegible]

Title             Managing Director


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THE FIRST NATIONAL BANK OF CHICAGO


By                /s/ [signature illegible]

Title             Managing Director


TRUST COMPANY BANK


By                /s/ [signature illegible]

Title             Vice President

By                /s/ [signature illegible]

Title             Vice President


SIGNET BANK
(formerly known as Signet Bank/Virginia)


By                /s/ [signature illegible]

Title             Senior Vice President


PNC BANK, NATIONAL ASSOCIATION


By                /s/ [signature illegible]

Title             Vice President


CREDIT LYONNAIS NEW YORK BRANCH


By                /s/ Jacques-Yves Mulliez

Title             Senior Vice President


CREDIT LYONNAIS ATLANTA AGENCY


By                /s/ Jacques-Yves Mulliez

Title             Senior Vice President


THE FUJI BANK, LIMITED - NEW YORK BRANCH


By

Title



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THE BOATMEN'S NATIONAL BANK OF ST. LOUIS


By                /s/ [signature illegible]

Title             Executive Vice President


THE BANK OF TOKYO - MITSUBISHI LTD. -
ATLANTA AGENCY


By                /s/ [signature illegible]

Title             Vice President


THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED


By                /s/ [signature illegible]

Title             Joint General Manager


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